Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mary Colleen Brennan, Chief Financial Officer of Lime Energy Co. (the “Company”), certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.              The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.              The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mary Colleen Brennan
Mary Colleen Brennan
Chief Financial Officer
November 12, 2015